J.P. Morgan Institutional Funds
Supplement dated August 3, 1998, as applicable to the following Prospectuses:

J.P. Morgan Institutional Money Market Funds (combined), dated 2/2/98 J.P. Morgan Institutional Treasury Money Market Fund, dated 2/2/98 Supersedes and replaces Supplements dated prior to August 3, 1998

Cut-Off Time for Purchases and Redemptions:

The Treasury Money Market Fund has extended its cut-off time for receiving purchase and redemption orders to 4:30 pm. For purchase orders to be effective, immediately available funds must be received by 4:30 pm. This new time supersedes any references to cut-off times under "Timing of Orders" and "Timing of Settlements" in the prospectuses.

     Net asset value per share (NAV) will be calculated every business day at 4:30 p.m. eastern time.

Other Changes:

1. As of August 1, 1998, the shareholder servicing fee payable to Morgan increased from 0.05% to 0.10%. There will be no immediate impact on shareholders since the expense reimbursement for the fund will remain in place as described in the prospectus.

2. The following supersedes and replaces "Annual Fund Operating Expenses" and the "Expense Example" under "Investor Expenses" on page 4 (page 6 in the combined prospectus) and the corresponding footnote numbers 1 and 2 on page 5 (page 7 in the combined prospectus):

         Annual Fund Operating Expenses1(%)

         Management fees2
         (after expense reimbursement)..............0.11
         Marketing (12b-1) fees.....................None
         Other expenses2
         (after expense reimbursement)..............None
         Total operating expenses2
         (after expense reimbursement)..............0.11

         1The fund has a master/feeder structure as described on page 9 (page 15 in the combined prospectus). Due to the fund's blended expense limitation (as described in footnote 2), this table shows the fund's expenses and its share of master portfolio expenses for the current fiscal year ending 10/31/98, expressed as a percentage of the fund's average net assets after reimbursement for ordinary expenses over 0.11%.

         2The total operating expenses for the fund is subject to a blended expense limitation which requires various reimbursements through 10/31/98 (see "Management and Administration") and may not necessarily represent the actual amount incurred by a shareholder. Without reimbursement, the advisory fee, other expenses and total operating expenses are estimated to be 0.20%, 0.22% and 0.42%, respectively for the current fiscal year. There is no guarantee that reimbursement will continue beyond 2/28/99.

         Expense Example

         The example below uses the same assumptions as other fund prospectuses:
         $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

         Your cost($)
         1 Yr..................................$1
         3 Yrs.................................$6

     2. The following supersedes and replaces the second table under "Management and Administration" on page 9 (page 15 in the combined prospectus -- Treasury Money Market Fund only):

         The Advisor has voluntarily agreed to reimburse the fund so that total operating expenses will not exceed the following respective percentages of average net assets of the fund through the periods indicated below:

                  12/1/97 - 7/31/98                   0.10%
                  8/1/98  - 11/30/98                  0.15%
                  12/1/98 - 2/28/99                   0.20%